SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 3, 2004
                                                  ------------------------------

                               YDI WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         000-29053               04-2751645
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(State or other jurisdiction of    (Commission file number)    (IRS employer
       incorporation)                                        identification no.)


  8000 Lee Highway, Falls Church, VA                                22042
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(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) Exhibits

     See Exhibit Index.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On August 3, 2004, YDI Wireless, Inc. issued a press release announcing financial results for its second quarter ended June 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           YDI WIRELESS, INC.


Dated: August 3, 2004                      By: /s/ David L. Renauld
                                               --------------------
                                               David L. Renauld
                                               Vice President


                                  EXHIBIT INDEX


         Number                       Title
         ------                       -----

         99.1            Press release dated August 3, 2004.



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